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                                                                    EXHIBIT 10.5


                                    AMENDMENT

         Amendment effective as of ______________ to Service Agreement (dated as of _____________) among [PTK Company] - "Owner", B and
A, as Agent.

         For the consideration of One ($1.00) Dollar and for the good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Section 3.2(b) is hereby deleted in its entirety and replaced with the following:

         (b) (i) In consideration for the General Services provided under this Agreement, Owner shall pay A a fee of ____________________ ________ Dollars per calendar quarter, payable in arrears in legal tender of the United States of America, on or before the last day of each March, June, September and December, commencing January 1, 1995.

             (ii) Notwithstanding the provision of Section 3.2(b)(i) above, if Owner is obligated to pay management fees to A pursuant to any applicable management agreement, the fees set forth in Section 3.2(b)(i) are waived for the period such management agreement is in effect.

2. All other terms of the Service Agreement shall remain in effect.

         To signify their agreement to the foregoing, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

 [PTK Company]


By:
   ----------------------------

Its:


 A



By:
   ----------------------------

Its:


 B


By:
   ----------------------------

Its: